CITY-LINK Express

Our Ref : CTL/AGAPE/Jan/2023/1002

3rd February 2023

AGAPE SUPERIOR LIVING SDN BHD
Lot 1605-1606, 18th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

Attention: Mr. Adam Mak
Tel No.: 03-2732 5716
Dear Sir,

Renewal of Warehousing and Distribution Agreement between Agape Superior Living Sdn Bhd (624388-V) and City-Link Express (M) Sdn Bhd (64844-A)

In pursuance to the "Warehousing and Distribution Agreement" dated 12th January 2021, it is hereby agreed that the said Agreement shall now be renewed on the terms and conditions as stated herein:

1. That this Renewal shall be for a term of one (1) year commencing from 2nd February 2023 to 31st January 2024.
2. All other terms and conditions shall remain as per the "Warehousing and Distribution Agreement" dated 12th January 2021.
   a. Charges under Attachment 1 to Attachment 3 will take effect as NEW REVISE rates from 2nd February 2023 to 31st January 2024.
3. This letter shall be annexed to and shall form an integral part of and shall be read at all times in conjunction with the Warehousing and Distribution Agreement.

IN WITNESS WHEREOF the Parties have hereunto set their hands the day and year first above written.

Signed By City-Link Express (M) Sdn Bhd	Signed By Agape Superior Living Sdn Bhd
Signature: Name: Desmond Wong Designation: General Manager Company Stamp: Witness by Name: Colin Tan Designation: Senior Sales Manager	Signature: Name: Adam Mak Designation: Warehouse Assistant Manager Company Stamp: AGAPE SUPERIOR LIVING SDN BHD (624388-V) (AJL 931478) LOT 1605-1606, LEVEL 18, TOWER 2, FABER TOWERS, JALAN DESA BAHAGIA, TAMAN DESA, 58100 KUALA LUMPUR. TEL: 03-27325716 / 03-27325717 Witness by Name: Stephanie Ong Designation: Account Manager

Attachment 1 (WAREHOUSE QUOTATION)

Our Ref: CTL/BDD/KUL/1001/005

3rd February 2023

AGAPE SUPERIOR LIVING SDN BHD
Lot 1605-1606, 18th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

Attention: Mr. Adam Mak
Tel No.: 03-2732 5716
Re: WAREHOUSE RATE AT BANDAR SAUJANA PUTRA.
We wish to refer to the above and are pleased to submit our rates of charges as follows: -

No.	Description	Charges
1.	**Pallet Warehousing – Minimum 40 pallets** 40pallets – Air conditioned at RM 80 per pallet - Any additional pallets will be charged at RM 55.00 (Non-Aircond) (Minimum 2 months – Warehouse Deposit)	RM 3,200 per month
2.	**Movement of Pallets** Movement of pallets in & out of the warehouse	RM 10.00 per pallet
3.	IT equipment, CCTV and Management Fee	RM 400 per month
4.	Labelling Fees	RM 0.15 per item per label
5.	Security Seal	RM 1.20 per pc
6.	Breakbulk checking upon arrival / Inspection per person - Overtime RM 15/person - Weekend and Public Holiday RM 30/person	RM 100 per head per day
7.	Kitting Charges	Below 10 items – RM 1.50 per kit 10 to 15 items – RM 2.00 per kit
8.	Packing Materials	Cost of Materials plus 10%
9.	Stuffing/Unstuffing charges for goods received	1 ton or 3-ton lorry – RM 180.00 20-footer – RM 250.00 40-footer – RM 350.00
10.	Transportation from warehouse to Office (vice versa) (Maximum 40 km radius)	1-ton lorry – RM 200.00 per trip 3-ton lorry – RM 350.00 per trip 5-ton lory – RM 550.00 per trip
11.	Wood Pallet or Plastic Pallet	Wood Pallet – RM 30.00/pcs Plastic Pallet – RM 80.00/pcs

A) The above quotation is subjected to 6% SST.
B) The above quotation does not include insurance for burglary, flood and fire.
C) Courier charges will be applied after 30km radius office delivery.
D) Contract for 1 year upon accepting this proposal 3/2/2023.
E) Any termination is subject to negotiation with 3 months' notice in advance.